Exhibit 99.4

LINKBANCORP, INC. and Partners Bancorp to Combine in Transformational Merger of Equals

Creating a Preeminent Mid-Atlantic Community Bank With Nearly $3 billion in Assets

CAMP HILL, Pa. and SALISBURY, Md. – February 22, 2023 – LINKBANCORP, Inc. (“LINK”) (NASDAQ: LNKB), parent company of LINKBANK, and Partners Bancorp (“Partners”) (NASDAQ: PTRS), a financial services company with two wholly-owned operating subsidiaries, The Bank of Delmarva and Virginia Partners Bank, announced today that they have entered into a definitive agreement under which the companies will combine in an all-stock combination, valued at approximately $167.8 million, based on LINK’s 10 day volume-weighted average price of $8.08 as of February 21, 2023.

Under the terms of the agreement, which was unanimously approved by the boards of directors of both companies, Partners shareholders will receive 1.15 shares of LINK stock for each Partners share they own. Upon completion of the transaction, Partners shareholders will own approximately 56% and LINK shareholders, inclusive of shares issued in a concurrent private placement of common stock, will own approximately 44% of the combined company. In connection with the transaction LINK has completed a private placement common stock offering resulting in $10 million in gross proceeds. Once the merger transaction is completed, the combined organization will be a leading Mid-Atlantic community banking franchise with nearly $3 billion in assets and an expected $300+ million market capitalization.

The combined bank holding company will operate under the LINKBANCORP, Inc. name, and the combined bank subsidiary will operate as LINKBANK. Each of Partners’ subsidiary banks will merge with and into LINKBANK. The combined company will operate under LINK’s regional focused business model and Partners executives will lead the Delmarva/Maryland, Northern Virginia and Fredericksburg regions for the combined entity. The corporate headquarters of the combined bank holding company and combined bank entity will be located in Camp Hill, Pennsylvania, and will retain a major operating presence in both Salisbury, Maryland and Fredericksburg, Virginia. The combined company will trade under the LINKBANCORP, Inc. ticker symbol “LNKB” on The Nasdaq Stock Market.

John W. Breda, President, CEO, and Director of Partners Bancorp said, "This is an exciting combination that accelerates our strategic objectives to create the leading community bank headquartered in the Mid-Atlantic markets. Importantly, LINK shares our values and relationship-based and regional-focused business model. Our combined size and resources will significantly enhance our scale and ability to help customers through higher lending limits and greater investment in technology, and will increase career opportunities for employees. I very much look forward to partnering with the LINK team to grow our combined organization."

Andrew S. Samuel, CEO and Vice Chairman of LINKBANCORP said, "This is a transformational partnership that will enhance what both banks are able to do for our team members, clients, investors and communities, while driving significant value for our shareholders. This merger significantly accelerates each entity’s size, profitability, and operating leverage. We look forward to bringing our companies together to better serve all stakeholders and achieve our mission of positively impacting lives."

Governance and Leadership:

The combined company's board of directors will have twenty-two directors, consisting of twelve directors from LINK and ten directors from Partners.

Joseph C. Michetti, Jr., LINK's current Chairman, will continue to serve as Chairman of the combined company board of directors. Jeffery F. Turner, Partner's current Chairman, will serve as Vice Chairman of the combined company board of directors until September 2024, when Mr. Turner will be appointed Chairman of LINK.

Under the leadership of Andrew Samuel, LINK’s Chief Executive Officer, the combined company will be led by a well-respected management team that is comprised of individuals with significant financial services and M&A integration experience.

Below is a summary of the pro forma leadership team:

•	Andrew Samuel (LNKB)	CEO

•	Carl Lundblad (LNKB)	President

•	Kristofer Paul (LNKB)	CFO

•	Brent Smith (LNKB)	LINKBANK President

•	Tiffanie Horton (LNKB)	Chief Credit Officer

•	Dee Bonora (LNKB)	Chief Technology Officer

•	John Breda (PTRS)	Delmarva Market, CEO

•	Adam Nalls (PTRS)	Northern Virginia Market, CEO

•	David Talebian (PTRS)	Northern Virginia Market, President

•	Wallace King (PTRS)	Greater Fredericksburg Market, President

Strategic Benefits of the Merger:

•	Enhances scale and builds upon complementary strengths

•	Scarcity value in highly coveted markets

•	Like-minded culture and operating philosophy

•	Wider product suite and customer service capabilities to benefit existing relationships on both sides

•	Shared history of investing in local communities

Financially Compelling to Both Sets of Shareholders:

•	23%+ GAAP EPS accretion in 2024 to LINK

•	50%+ GAAP EPS accretion in 2024 to Partners

•	2.7 years earnback time period of GAAP TBV dilution to LINK

•	0.6 years earnback time period of TBV dilution excluding AOCI/interest rate marks to LINK

•	~1.3% projected Pro Forma ROAA in 2024

•	~18% projected Pro Forma ROATCE in 2024

•	Accelerates LINK’s ROA in 2024 by 40+ bps

•	115% accretive to Partner’s current cash dividends per share

Timing and Approvals

The merger is expected to close in the third quarter of 2023, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals and approval by the shareholders of each company.

Advisors

Stephens Inc. is serving as exclusive financial advisor to LINK, and has rendered a fairness opinion to the board of directors of LINK. Luse Gorman, PC is serving as legal advisor to LINK.

Piper Sandler & Co. is serving as exclusive financial advisor to Partners Bancorp, and has rendered a fairness opinion to the board of directors of Partners. Troutman Pepper Hamilton Sanders, LLP is serving as legal advisor to Partners Bancorp.

Joint Investor Conference Call

LINKBANCORP and Partners Bancorp will hold a joint conference call to discuss the transaction at 10:00am ET on Thursday, February 23, 2023. To listen to the live call, please dial 1-877-270-2148 within the U.S. and 1-412-902-6510 for all other locations and ask to be joined to the LINKBANCORP, Inc. call. The link to the webcast is https://event.choruscall.com/mediaframe/webcast.html?webcastid=pB79hhiC.

About LINKBANCORP, Inc.

LINKBANCORP, Inc. was formed in 2018 with a mission to positively impact lives through community banking. Its subsidiary bank, LINKBANK, is a Pennsylvania state-chartered bank serving individuals, families, nonprofits and business clients throughout Central and Southeastern Pennsylvania through 10 client solutions centers and www.linkbank.com. LINKBANCORP, Inc. common stock is traded on the Nasdaq Capital Market under the symbol "LNKB". For further company information, visit ir.linkbancorp.com.

About Partners Bancorp

Partners Bancorp is the holding company for The Bank of Delmarva and Virginia Partners Bank. The Bank of Delmarva commenced operations in 1896. The Bank of Delmarva’s main office is in Seaford, Delaware and it conducts full service commercial banking through eleven branch locations in Maryland and Delaware, and three branches, operating under the name Liberty Bell Bank, in the South Jersey/Philadelphia metro market. The Bank of Delmarva focuses on serving its local communities, knowing its customers and providing superior customer service. Virginia Partners Bank, headquartered in Fredericksburg, Virginia, was founded in 2008 and has three branches in Fredericksburg, Virginia and operates a full service branch and commercial banking office in Reston, Virginia. In Maryland, Virginia Partners Bank trades under the name Maryland Partners Bank (a division of Virginia Partners Bank), and operates a full service branch and commercial banking office in La Plata, Maryland and a Loan Production Office in Annapolis, Maryland. Virginia Partners Bank also owns a controlling stake in Johnson Mortgage Company, LLC, which is a residential mortgage company headquartered in Newport News, Virginia, with branch offices in Fredericksburg and Williamsburg, Virginia. For more information, visit www.partnersbancorp.com, www.bankofdelmarvahb.com and www.vapartnersbank.com.

LINKBANCORP, Inc. Contact
Andrew Samuel CEO 717-798-4230 asamuel@LinkBank.com

Partners Bancorp Contact John W. Breda President, CEO, and Director 410-548-1100 (ext. 10233) jbreda@bankofdelmarva.com

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the beliefs, goals, intentions, and expectations of LINK and Partners regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies, returns and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. Additionally, forward-looking statements speak only as of the date they are made; LINK and Partners do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of LINK and Partners. Such statements are based upon the current beliefs and expectations of the management of LINK and Partners and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between LINK and Partners; the outcome of any legal proceedings that may be instituted against LINK or Partners; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of LINK and Partners to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where LINK and Partners do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Partners’ operations and those of LINK; such integration may be more difficult, time-consuming or costly than expected; revenues following the proposed transaction may be lower than expected; LINK’s and Partners’ success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by LINK’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of LINK and Partners to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of LINK and Partners; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on LINK, Partners and the proposed transaction; and the other factors discussed in the “Risk Factors” section of each of LINK’s and Partners’ Annual Report on Form 10-K for the year ended December 31, 2021, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of LINK’s and Partners’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and other reports LINK and Partners file with the U.S. Securities and Exchange Commission (the “SEC”).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, LINK will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of LINK and Partners, which also constitutes a prospectus of LINK, that will be sent to shareholders of LINK and shareholders of Partners seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITYHOLDERS OF LINK AND PARTNERS AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LINK, PARTNERS AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about LINK and Partners, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by LINK will be made available free of charge in the “Investor Relations” section of LINK’s website, https://ir.linkbancorp.com/, under the heading “SEC Filings.” Copies of documents filed with the SEC by Partners will be made available free of charge in the “Investor Relations” section of Partners’ website, https://www.partnersbancorp.com/investor-relations, under the heading “SEC Filings.”

PARTICIPANTS IN SOLICITATION

LINK, Partners, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding LINK’s directors and executive officers is available in its Amendment No. 1 to the Annual Report on Form 10-K, which was filed with the SEC on April 22, 2022, and certain other documents filed by LINK with the SEC. Information regarding Partners’ directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on November 2, 2022, and certain other documents filed by Partners with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.